SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported): May 20, 2005


                               CEL-SCI CORPORATION
                           --------------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                         0-11503                   84-0916344
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460
                                                           --------------


                                       N/A
                 ---------------------------------------------
          (Former name or former address if changed since last report)




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Item 8.01   Other Events

     On May 20, 2005, the Company issued a press release regarding the results of a Phase II clinical trial using Multikine to treat head and neck cancer. A copy of this press release is attached as an exhibit.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 24, 2005

                                 CEL-SCI CORPORATION



                                 By: /s/ Geert R. Kersten
                                     -----------------------------------------
                                     Geert R. Kersten, Chief Executive Officer













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